1 | Page Employee Initials /s/ MP CERTAIN INFORMATION MARKED [**] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE REGISTRANT TREATS SUCH INFORMATION AS PRIVATE AND CONFIDENTIAL. SEPARATION AGREEMENT AND GENERAL RELEASE Amerant Bank, N.A. (“Amerant” or “the Company”) and MIGUEL PALACIOS, his heirs, executors, administrators, successors, and assigns (collectively referred to throughout this Agreement as “Employee”), agree that: 1. Last Day of Employment: Employee's last day of employment with Amerant is February 28th, 2023 (the “Separation Date”). Amerant has elected to treat the separation as a termination without cause. In order to provide for an amicable separation, the parties have entered into this Agreement. The Employee shall perform no further services for the Company after the Separation Date, including but not limited to serving as the Head of Commercial Banking, or as director or member of any boards or committees of Amerant Bank, N.A. or any other subsidiaries or affiliates of Company. 2. Consideration: In consideration for Employee (i) signing this Separation Agreement and General Release (“Agreement”); (ii) complying with the promises made herein; and (iii) not revoking this Agreement during the seven (7) calendar day revocation period described below, Amerant agrees to pay Employee: (a) Four Hundred Seventy-five Thousand Dollars and Zero Cents ($475,000.00), representing 52 weeks of the Employee’s average base wages in 2022, less legally required withholdings (“Severance Pay”). To be paid bi-weekly over a one-year period. (b) Up to 2 years of insurance stipend to be used towards continuation of Employee’s medical benefits in any way in which Employee deems appropriate (the “Benefits Stipend”). The Benefits Stipend shall be calculated on an after-tax basis such that the stipend being paid to Employee matches the amount of the insurance premium payment. If Employee becomes eligible for insurance through subsequent employment or otherwise, the Benefits Stipend will immediately cease. Employee agrees that he will immediately notify the Company if and when he becomes eligible for insurance. (c) Restricted Stock Units (RSUs) and Performance Stock Units (PSUs) will be handled in accordance with the governing plan documentation (“Award Agreements”) and the classification of the termination as without cause. (d) Amerant shall cause the beneficiary of the Bank-Owned Life Insurance Policy that Amerant presently holds on behalf of Employee to be changed to [**]. The Severance Pay will be provided in installment payments beginning with the payroll following the revocation period after receipt by Amerant of this Agreement with the Employee’s signature. The full Agreement with Employee’s initials and signature must be hand delivered, photographed or scanned in and emailed to mgonzalez@amerantbank.com. If Employee emails the Agreement in lieu of hand delivery, then Amerant requests that the original signed Agreement be sent by mail to Amerant, Attn: Human Resources Department, 220 Alhambra Circle Suite 310, Coral Gables Fl 33134. 3. No Consideration Absent Execution of this Agreement: Employee understands and agrees that Employee would not receive the monies and benefits specified in paragraph “2” above, except for Employee’s execution of this Agreement and General Release and the fulfillment of the promises contained herein. 4. General Release, Claims Not Released and Related Provisions a. General Release of All Claims By Employee: Employee knowingly and voluntarily releases and forever discharges Amerant Bank, N.A., its parent corporation, affiliates, subsidiaries,

2 | Page Employee Initials /s/ MP divisions, predecessors, insurers, successors and assigns, and their current and former employees, attorneys, officers, directors, owners and agents thereof, both individually and in their business capacities, and their employee benefit plans and programs and their administrators and fiduciaries (collectively referred to throughout the remainder of this Agreement as “Amerant Releasees”), of and from any and all claims, known and unknown, asserted or unasserted, which the Employee has or may have against Releasees as of the date of execution of this Agreement and General Release, including, but not limited to, any alleged violation of: ▪ Title VII of the Civil Rights Act of 1964; ▪ Sections 1981 through 1988 of Title 42 of the United States Code; ▪ The Employee Retirement Income Security Act of 1974 (“ERISA”) (as modified below); ▪ The Immigration Reform and Control Act; ▪ The Americans with Disabilities Act of 1990; ▪ The Age Discrimination in Employment Act of 1967 (“ADEA”); ▪ The Worker Adjustment and Retraining Notification Act; ▪ The Fair Credit Reporting Act; ▪ The Family and Medical Leave Act; ▪ The Equal Pay Act; ▪ The Genetic Information Nondiscrimination Act of 2008; ▪ Florida Civil Rights Act, Fla. Stat. § 760.01, et seq.; ▪ Florida Whistle Blower Act, Fla. Stat. § 448.101, et seq.; ▪ Florida Statutory Provision Regarding Retaliation/Discrimination for Filing a Workers’ Compensation Claim, Fla. Stat. § 440.205; ▪ Florida Wage Discrimination Law, Fla. Stat. § 448.07; ▪ Florida Equal Pay Law, Fla. Stat. § 725.07 and Fla. Stat. Ann. § 448.07; ▪ Florida AIDS Act, Fla. Stat. § 110.1125, § 381.00, and §760.50; ▪ Florida Discrimination on the Basis of Sickle Cell Trait Law, Fla. Stat. § 448.075, et seq.; ▪ Florida OSHA, Fla. Stat. Ann. § 442.018(2); ▪ Florida Wage Payment Laws, Fla. Stat. §§ 448.01, 448.08; ▪ Florida’s Domestic Violence Leave Law, Fla. Stat. § 741.313; ▪ Florida’s Preservation and Protection of the Right to Keep and Bear Arms in Motor Vehicles Act of 2008, Fla. Stat. § 790.251; ▪ any other federal, state or local law, rule, regulation, or ordinance; ▪ any public policy, contract, tort, or common law; and ▪ any other basis for recovering costs, fees, or other expenses including attorneys’ fees incurred in these matters. b. Claims Not Released By Employee: Employee is not waiving any rights Employee may have to (a) Employee’s own vested accrued employee benefits under Amerant’s health, welfare, or retirement benefit plans as of the Separation Date; (b) benefits and/or the right to seek benefits under applicable workers’ compensation and/or unemployment compensation statutes; (c) pursue claims which by law cannot be waived by signing this Agreement; (d) enforce this Agreement; and/or (e) challenge the validity of this Agreement. c. General Release of All Claims By Amerant: Amerant Releasees knowingly and voluntarily releases and forever discharges Employee, of and from any and all claims, known and unknown, asserted or unasserted, which the Amerant Releasees has or may have against Employee as of the date of execution of this Agreement and General Release. d. Governmental Agencies: Nothing in this Agreement prohibits or prevents Employee from filing a charge with or participating, testifying, or assisting in any investigation, hearing, or proceeding before any federal, state, or local government agency. However, to the maximum extent permitted by law, Employee

3 | Page Employee Initials /s/ MP agrees that if such an administrative claim is made, Employee shall not be entitled to recover any individual monetary relief or other individual remedies. e. Collective/Class Action Waiver: If any claim is not subject to release, to the extent permitted by law, Employee waives any right or ability to be a class or collective action representative or to otherwise participate in any putative or certified class, collective or multi-party action or proceeding based on such a claim in which Amerant or any other Releasee identified in this Agreement is a party. 5. Acknowledgments and Affirmations: Employee affirms that Employee has not filed, caused to be filed, or presently is a party to any claim or action against Amerant. Employee also affirms that upon payment of the amounts set forth in paragraph 2, above, Employee has been paid and/or has received all compensation, wages, bonuses, commissions, and/or benefits to which Employee may be entitled. Employee affirms that Employee has been granted any leave to which Employee was entitled under the Family and Medical Leave Act or related state or local leave or disability accommodation laws. Employee affirms that all of Releasees’ decisions regarding Employee’s pay and benefits through the date of execution of this Agreement were not discriminatory based on race, color, religion, sex, gender, gender identity, gender expression, sexual orientation, marital status, national origin, ancestry, mental and physical disability, medical condition, age, pregnancy, denial of medical and family care leave, pregnancy disability leave or any other classification protected by law. Employee also affirms that Employee has not divulged any proprietary or confidential information of Amerant and will continue to maintain the confidentiality of such information consistent with Amerant’s policies and Employee’s agreement(s) with Amerant and/or common law. Employee affirms and agrees that all employment reference checks will be directed to Human Resources, and Employee understands that the only reference that will be given is attached hereto as Exhibit “A.” 6. Confidentiality: Employee agrees not to disclose any information regarding the underlying facts leading up to or the existence or substance of this Agreement, except to Employee’s spouse, tax advisor, and/or an attorney with whom Employee chooses to consult regarding Employee’s consideration of this Agreement. Employee further agrees not to disclose to any outside party any Confidential Information of Amerant, including the Company’s marketing plans and strategies, new product development, customer lists and information, information relating to the Company’s financial status, and any other information that would be considered confidential. The Employee agrees to abide by all of the Company’s policies, rules, and procedures that relate to the protection of the Company’s confidential and proprietary information. 7. Return of Property: Employee affirms that Employee has returned all of Amerant’s property, documents, and/or any confidential information in Employee’s possession or control related to Amerant. This includes, but is not limited to, customer lists, financial and accounting information, and all tangible and intangible property belonging to the Company or relating to your employment with the Company. If Employee is in possession of any such documents or property, Employee will promptly notify Human Resources by email, and Human Resources will send Employee a self-addressed, stamped envelope for return of the property. Employee represents and warrants that Employee has not, and will not, retain any copies, electronic or otherwise, of any Company property. 8. Non-Disparagement: Employee and Amerant agree not to defame or maliciously disparage one another in any manner whatsoever as more specifically set forth in the Restrictive Covenant Agreement

4 | Page Employee Initials /s/ MP dated March 18, 2022. 9. Non-Competition and Non-Solicitation : The parties hereby agree to limit the non- competition obligations of the Restrictive Covenant Agreement dated March 18, 2022 or any other agreement containing a restrictive covenant to the following financial institutions, their subsidiaries and affiliates: [**] 10. Governing Law and Interpretation: This Agreement and General Release shall be governed and conformed in accordance with the laws of the state of Florida without regard to its conflict of laws provision. In the event of a breach of any provision of this Agreement, either party may institute an action specifically to enforce any term or terms of this Agreement and/or to seek any damages for breach. Should any provision of this Agreement be declared illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, excluding the general release language, such provision shall immediately become null and void, leaving the remainder of this Agreement and General Release in full force and effect. 11. Nonadmission of Wrongdoing: The Parties agree that neither this Agreement nor the furnishing of the consideration for this Agreement shall be deemed or construed at any time for any purpose as an admission by Releasees of wrongdoing or evidence of any liability or unlawful conduct of any kind. 12. Amendment: This Agreement may not be modified, altered or changed except in writing and signed by both Parties wherein specific reference is made to this Agreement. 13. Entire Agreement: This Agreement sets forth the entire agreement between the Parties hereto, and fully supersedes any prior agreements or understandings between the Parties, with the exception of any agreements regarding the non-disclosure of confidential information which extends beyond Employee’s term of employment (which shall remain in full force and effect). Employee acknowledges that Employee has not relied on any representations, promises, or agreements of any kind made to Employee in connection with Employee’s decision to accept this Agreement, except for those set forth in this Agreement and General Release. 14. Section Headings: Section headings are used herein for convenience of reference only and shall not affect the meaning of any provision of this Agreement. 15. Counterparts: This Agreement may be executed and delivered via email and/or facsimile and in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute on and the same instrument. 16. Competency to Waive Claims: At the time of considering or executing this Agreement, Employee was not affected or impaired by illness, use of alcohol, drugs or other substances or otherwise impaired. Employee is competent to execute this Agreement and knowingly and voluntarily waives any and all claims Employee has or may have against Amerant. Employee certifies Employee is not a party to any bankruptcy, lien, creditor-debtor or other proceedings which would impair Employee’s right or ability to waive all claims Employee may have against Amerant. EMPLOYEE IS ADVISED THAT EMPLOYEE HAS UP TO FORTY-FIVE (45) CALENDAR DAYS TO CONSIDER THIS AGREEMENT AND IS ADVISED IN WRITING TO CONSULT WITH AN ATTORNEY BEFORE SIGNING IT. EMPLOYEE MAY REVOKE THIS AGREEMENT AND GENERAL RELEASE FOR A PERIOD OF SEVEN (7) CALENDAR DAYS FOLLOWING THE DAY EMPLOYEE SIGNS THIS AGREEMENT. ANY REVOCATION WITHIN THIS PERIOD MUST BE SUBMITTED, IN WRITING, TO MARIOLA TRIANA SANCHEZ, SENIOR VICE PRESIDENT AND GENERAL COUNSEL, AND STATE, "I HEREBY REVOKE MY ACCEPTANCE OF OUR AGREEMENT AND GENERAL RELEASE." THE REVOCATION MUST BE DELIVERED VIA ELECTRONIC MAIL TO MARIA GONZALEZ AT

5 | Page Employee Initials /s/ MP MGONZALEZ@AMERANTBANK.COM WITHIN SEVEN (7) CALENDAR DAYS AFTER EMPLOYEE SIGNS THIS AGREEMENT AND GENERAL RELEASE. EMPLOYEE AGREES THAT ANY MODIFICATIONS, MATERIAL OR OTHERWISE, MADE TO THIS AGREEMENT DO NOT RESTART OR AFFECT IN ANY MANNER THE ORIGINAL UP TO FORTY-FIVE (45) CALENDAR DAY CONSIDERATION PERIOD. HAVING ELECTED TO EXECUTE THIS AGREEMENT, TO FULFILL THE PROMISES AND TO RECEIVE THE SUMS AND BENEFITS IN PARAGRAPH 2 ABOVE, EMPLOYEE FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTERS INTO THIS AGREEMENT INTENDING TO WAIVE, SETTLE AND RELEASE ALL CLAIMS EMPLOYEE HAS OR MIGHT HAVE AGAINST RELEASEES. The Parties knowingly and voluntarily sign this Agreement and General Release as of the date(s) set forth below: AMERANT BANK, N.A. By: /s/ Miguel Palacios By: /s/ Mariola Sanchez Miguel Palacios Human Resources Date: 03/01/2023 Date:03/[ ]/2023

Exhibit A [**]